SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                                    March 6, 1997





                               CCF HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Georgia                         0-25846             58-2173616
----------------------------         --------------       --------------
(State or other jurisdiction         (SEC File No.)       (IRS Employer
     of incorporation)                                    Identification
                                                              Number)




101 North Main Street, Jonesboro, Georgia                                30236
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:               (770) 478-8881
                                                                  --------------




                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               CCF HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -      Letter to Stockholders concerning recent occurrences,
                  including name change, opening new branches, and increased costs reducing net income.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CCF HOLDING COMPANY




Date: March 6, 1997                 By: /s/ David B. Turner
      -------------                     -------------------
                                        David B. Turner
                                        President and Chief Executive Officer